Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Omega Alpha SPAC (the “Company”) on Form 10-K for the period ending December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Otello Stampacchia, in my capacity as Chief Executive Officer and Chairman of the Board of the Directors of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date March 29, 2022	By:	/s/ Otello Stampacchia
	Name:	Otello Stampacchia
	Title:	Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)